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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                     ______


         Date of Report (Date of earliest event reported): June 12, 2006



                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                 0-27122                 94-2900635
 (State or other jurisdiction     (Commission            (I.R.S. Employer
       of incorporation)          file number)         Identification Number)


                 3011 Triad Drive                     94550
                  Livermore, CA                    (Zip Code)
     (Address of principal executive offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

On June 12, 2006, Adept Technology, Inc. ("Adept") entered into an Amendment to Loan Documents with Silicon Valley Bank to extend the maturity date of the Loan and Security Agrement with Silicon Valley Bank to August 15, 2006.

Adept's Amendment To Loan Documents is attached as an exhibit to this Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

           (d) Exhibits

           10.1 Amendment to Loan Documents, dated June 12, 2006 between Adept Technology, Inc. and Silcon Valley Bank.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ADEPT TECHNOLOGY, INC.



Date: June 16, 2006                          By:     /s/ Steven L. Moore
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                                                     Steven L. Moore
                                                     Chief Financial Officer